          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: July 6, 2010

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                    (Registrant's telephone number)

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on July 6, 2010 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report June traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  July 6, 2010

EXHIBIT INDEX

Exhibit     Description

99.1                    Press Release

CONTACT:                       Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:   Tuesday, July 6, 2010

AMERICAN AIRLINES REPORTS JUNE TRAFFIC

FORT WORTH, Texas – American Airlines reported a June load factor of 86.8 percent, an increase of 1.6 points versus the same period last year.  Traffic increased 3.2 percent and capacity increased 1.3 percent year over year.
Domestic traffic increased 1.2 percent year over year on 0.6 percent more capacity.  International traffic increased by 6.6 percent relative to last year on a capacity increase of 2.4 percent.
American boarded 7.6 million passengers in June.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

			June
		2010		2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		11,246,052		10,893,816	3.2%
	D.O.T. DOMESTIC	6,887,094		6,805,970	1.2
	INTERNATIONAL	4,358,958		4,087,845	6.6
	ATLANTIC	1,960,371		1,864,963	5.1
	LATIN AMERICA	1,845,298		1,743,304	5.9
	PACIFIC	553,289		479,578	15.4
AVAILABLE SEAT MILES (000)
SYSTEM		12,963,554		12,794,953	1.3%
	D.O.T. DOMESTIC	7,768,967		7,720,587	0.6
	INTERNATIONAL	5,194,587		5,074,366	2.4
	ATLANTIC	2,188,294		2,218,702	-1.4
	LATIN AMERICA	2,387,302		2,294,321	4.1
	PACIFIC	618,991		561,342	10.3
LOAD FACTOR
SYSTEM		86.8%		85.1%	1.6	Pts
	D.O.T. DOMESTIC	88.6		88.2	0.5
	INTERNATIONAL	83.9		80.6	3.4
	ATLANTIC	89.6		84.1	5.5
	LATIN AMERICA	77.3		76	1.3
	PACIFIC	89.4		85.4	4
PASSENGERS BOARDED		7,645,298		7,628,672	0.2%

SYSTEM CARGO TON MILES (000)		159,056		133,343	19.3%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

		YEAR-TO-DATE June
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		60,903,522	60,145,974	1.3%
	D.O.T. DOMESTIC	38,055,492	37,936,808	0.3
	INTERNATIONAL	22,848,030	22,209,166	2.9
	ATLANTIC	8,697,111	8,781,880	-1
	LATIN AMERICA	11,273,934	10,775,770	4.6
	PACIFIC	2,876,985	2,651,516	8.5
AVAILABLE SEAT MILES (000)
SYSTEM		75,239,510	76,329,266	-1.4%
	D.O.T. DOMESTIC	46,247,203	46,456,091	-0.4
	INTERNATIONAL	28,992,307	29,873,175	-2.9
	ATLANTIC	11,048,727	11,737,139	-5.9
	LATIN AMERICA	14,525,984	14,747,803	-1.5
	PACIFIC	3,417,596	3,388,233	0.9
LOAD FACTOR
SYSTEM		80.9%	78.8%	2.1	Pts
	D.O.T. DOMESTIC	82.3	81.7	0.6
	INTERNATIONAL	78.8	74.3	4.5
	ATLANTIC	78.7	74.8	3.9
	LATIN AMERICA	77.6	73.1	4.5
	PACIFIC	84.2	78.3	5.9
PASSENGERS BOARDED		42,343,567	42,428,096	-0.2%

SYSTEM CARGO TON MILES (000)		925,304	769,765	20.2%

###

AmericanAirlines®  We know why you fly®

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/